UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STERIS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STERIS CORPORATION

5960 Heisley Road • Mentor, Ohio 44060-1834 • USA

TO OUR SHAREHOLDERS:

The 2007 Annual Meeting of Shareholders of STERIS Corporation will be held at 9:00 a.m., Eastern Daylight Saving Time, on Thursday, July 26, 2007, at the Renaissance Quail Hollow Resort, 11080 Concord-Hambden Road, Concord, Ohio, USA. At the Annual Meeting, shareholders will be asked to elect nine directors for terms expiring at the 2008 Annual Meeting, to approve certain amendments to the Company’s Amended and Restated Code of Regulations relating to a new NYSE requirement regarding uncertificated shares, and to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. Management also will report on fiscal year 2007 results. We urge you to attend the meeting and to vote FOR the nominees for director listed in the following Proxy Statement, FOR the amendments to the Amended and Restated Code of Regulations, and FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.

The formal notice of the Annual Meeting and the Proxy Statement containing information relative to the meeting follow this letter. We urge you to read the Proxy Statement carefully.

Please sign and return the enclosed proxy whether or not you plan to attend the Annual Meeting to assure your shares will be voted. If you do attend the Annual Meeting, and the Board of Directors hopes that you will, there will be an opportunity to revoke your proxy and to vote in person if you prefer.

Sincerely,

LES C. VINNEY
President and
Chief Executive Officer

JOHN P. WAREHAM
Chairman of the Board

STERIS CORPORATION

5960 Heisley Road • Mentor, Ohio 44060-1834 • USA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JULY 26, 2007

The Annual Meeting of Shareholders of STERIS Corporation (the “Company” or “STERIS”) will be held at 9:00 a.m., Eastern Daylight Saving Time, on Thursday, July 26, 2007, at the Renaissance Quail Hollow Resort, 11080 Concord-Hambden Road, Concord, Ohio, USA, for the following purposes:

1. To elect nine directors to serve until the Company’s 2008 Annual Meeting of Shareholders;

2. To approve certain amendments to the Company’s Amended and Restated Code of Regulations relating to a new NYSE requirement regarding uncertificated shares;

3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008; and

4. To transact such other business as may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on June 1, 2007 as the record date for determining shareholders entitled to notice and to vote at the Annual Meeting and any adjournments.

The Company’s Annual Report to Shareholders for the year ended March 31, 2007 is being mailed to shareholders with the Proxy Statement for the Annual Meeting. The Proxy Statement accompanies this Notice.

By Order of the Board of Directors,

MARK D. MCGINLEY
Secretary

June 20, 2007

Please sign and return the enclosed proxy in the envelope provided for that purpose, whether or not you expect to be present at the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

Please Note: Attendance at the STERIS Corporation Annual Meeting is limited to STERIS shareholders, members of their immediate families, or their formally designated representatives. Shareholders will be required to register and present appropriate picture identification in order to be admitted to the Annual Meeting. STERIS reserves the right to limit items brought to the Annual Meeting, including, without limitation, cameras, recording equipment, electronic devices, packages and other items, and to take other action for the proper, orderly and efficient conduct of the meeting.

General Information	1
Proxy Voting and Solicitation of Proxies	1
Cumulative Voting	1
Votes Required to Adopt Proposals	1
Purposes of Annual Meeting	2
Proposal 1 – Election of Directors	2
Nominees for Election as Directors	3
Proposal 2 – Approval of Amendments to Company’s Amended and Restated Code of Regulations	4
Summary Concerning Proposal 2	4
Proposal 3 – Ratification of the Appointment of Company’s Independent Registered Public Accounting Firm	5
Summary Concerning Proposal 3	5
Voting on Other Matters	5
Board of Directors Information
Board Meetings and Committees
Audit and Financial Policy Committee
Compensation and Corporate Governance Committee
Compliance Committee
Transition Committee
Search Committee
Meetings
Summary Table of Meetings
Governance Generally
Independence Standards
Related Person Transactions
Governance Guidelines
Ethics Hotline
Director Age Limit
Annual Meeting of Shareholders
Executive Sessions
Authority
Board and Committee Evaluations
New Director Orientation
Attendance at Meetings
Shareholder Communications
Independent Registered Public Accounting Firm
Report of the Audit and Financial Policy Committee
Executive Compensation
Compensation Discussion and Analysis
Compensation and Corporate Governance Committee Overview
General Compensation Philosophy
Principal Components of Compensation for Named Executive Officers
Base Salary
Annual Incentive Compensation (bonus)
Equity
Benefit and Perquisite Programs
Stock Ownership Guidelines

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TABLE OF CONTENTS (Continued)

Executive Compensation (continued)
Compensation Discussion and Analysis (continued)
Tax Deductibility of Compensation
Process for Determining Senior Management Compensation
Agreements Regarding Senior Management Compensation
Compensation and Corporate Governance Committee Report
Compensation and Corporate Governance Committee Interlocks and Insider Participation
Tabular Executive Compensation Disclosure
Summary Compensation Table
Grants of Plan-Based Awards in Fiscal 2007
Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in Fiscal 2007
Outstanding Equity Awards at March 31, 2007
Option Awards Vesting Schedule
Stock Awards Vesting Schedule
Option Exercises and Stock Vested in Fiscal 2007
Post-Employment Compensation
Non-Qualified Deferred Compensation for Fiscal 2007
Deferred Compensation Plan
Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control
Change of Control Agreements
Retention Agreement
Agreement with Mr. Vinney
Equity Incentive Compensation Plans
Potential Payments Upon Termination of Employment or Change in Control Table
Non-Employee Director Compensation
Description of Director Compensation for Fiscal 2007
Director Compensation Table for Fiscal 2007
Director Fee Breakdown for Fiscal 2007
Aggregate Equity Holdings by Non-employee Directors at March 31, 2007
Ownership of Voting Securities
5% Owners
Stock Ownership of Directors and Executive Officers
Summary of Equity Compensation Plans
Section 16(a) Beneficial Ownership Reporting Compliance
Shareholder Nominations of Directors and Nominee Criteria
Shareholder Proposals
Miscellaneous Matters
Annex A - 1 Proposed New Article VII to the Company’s Amended and Restated Code of Regulations	A-1
Annex A - 2 Blackline Version of Current Article VII of Company’s Amended and Restated Code of Regulations Showing Changes Made by Proposed New Article VII	A-2

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STERIS CORPORATION

5960 Heisley Road

Mentor, Ohio 44060

440-354-2600

PROXY STATEMENT

Annual Meeting of Shareholders

July 26, 2007

9:00 a.m. (Eastern Daylight-Saving Time)

GENERAL INFORMATION

PROXY VOTING AND SOLICITATION OF PROXIES

This Proxy Statement was mailed on or about June 22, 2007, to the shareholders of STERIS Corporation (“STERIS” or the “Company”) of record as of the close of the stock transfer books on June 1, 2007. This Proxy Statement is provided in connection with the solicitation by the Board of Directors of the enclosed form of proxy for the 2007 Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Daylight-Saving Time, on Thursday, July 26, 2007, at the Renaissance Quail Hollow Resort, 11080 Concord-Hambden Road, Concord, Ohio, USA. Pursuant to the Ohio General Corporation Law, a shareholder may revoke a writing appointing a proxy by giving notice to the Company in writing or in open meeting, or by submitting a subsequent proxy. The cost of soliciting the proxies will be borne by the Company. In addition to solicitations by mail, the Company may solicit proxies in person, by telephone, fax, or e-mail. STERIS has engaged a professional proxy solicitation firm, Georgeson Inc. (“Georgeson”), to aid in the solicitation of proxies. The Company will pay Georgeson a fee of approximately $8,000 for its base shareholder meeting services, including solicitation of Broadridge Financial Solutions, Inc., brokers, banks and institutional holders and delivery of executed proxies. Additional shareholder meeting services may be contracted for additional fees.

CUMULATIVE VOTING

As of the record date set by the Board of Directors (June 1, 2007), the Company had                      Common Shares outstanding and entitled to vote at the 2007 Annual Meeting, each of which is entitled to one vote. Under the Ohio General Corporation Law, the shares may be voted cumulatively in the election of directors if (a) notice in writing is given by a shareholder of record to the President, a Vice President, or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that the shareholder desires the voting in the election to be cumulative and (b) an announcement of the giving of the notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving the notice. If cumulative voting is in effect, each shareholder will have the right to cumulate the shareholder’s votes and to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or the shareholder may distribute the shareholder’s votes on the same principle among two or more nominees. In the event of cumulative voting, unless contrary instructions are received, the persons named in the enclosed proxy will vote the shares represented by valid proxies on a cumulative basis for the election of the nominees listed on pages 3 and 4, allocating the votes among the nominees in accordance with their discretion.

VOTES REQUIRED TO ADOPT PROPOSALS

Common Shares represented by properly executed proxies will be voted in accordance with the specifications made thereon. If no specification is made, proxies will be voted FOR the election of the nominees named in this Proxy Statement, FOR approval of the amendments to the Amended and Restated Code of Regulations, and FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm. Abstentions and broker non-votes are tabulated in determining the votes present at a meeting for purposes of determining a quorum. Director nominees receiving the greatest number of votes cast will be elected as directors provided a quorum is present at the meeting in person or by proxy. Accordingly, an abstention or a broker non-vote will have no effect with respect to the election of a director nominee. On any proposal requiring approval by a specified percentage of the Company’s Common Shares that are outstanding or that are present at the meeting, an abstention or a broker non-vote will have the same effect as a vote against approval of the proposal, as each abstention or broker non-vote will be one less vote for the proposal. An abstention or broker non-vote will have no effect on any proposal requiring only a majority of the votes cast as the abstention or broker non-vote will not be counted in determining the number of votes cast.

PURPOSES OF ANNUAL MEETING

The Annual Meeting has been called for the purposes of (1) electing nine directors to serve until the Company’s 2008 Annual Meeting of Shareholders, (2) approving certain amendments to the Company’s Amended and Restated Code of Regulations relating to a new NYSE requirement regarding uncertificated shares, (3) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008 and (4) transacting such other business as may properly come before the meeting

The persons named in the enclosed proxy have been selected by the Board of Directors and will vote shares represented by valid proxies. They have indicated that, unless otherwise specified in the proxy, they intend to vote to elect as directors the nine nominees listed on pages 3 and 4, to approve certain amendments to the Company’s Amended and Restated Code of Regulations relating to a new NYSE requirement regarding uncertificated shares, and to ratify the appointment of Ernst & Young LLP.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Company’s Board of Directors (the “Board”) currently has eleven members. On April 25, 2007, the Board, upon recommendation of its Compensation and Corporate Governance Committee, unanimously nominated nine of those directors for re-election to the Board at the Annual Meeting. Les C. Vinney, the Company’s President and Chief Executive Officer and currently a Director, is not standing for re-election, and Stephen R. Hardis, currently a Director and Chairman of the Audit and Financial Policy Committee, will reach the Board’s established general retirement age before the 2007 Annual Meeting of Shareholders and therefore is not standing for re-election. We thank Messrs. Hardis and Vinney for their thoughtful counsel and numerous contributions to the Company over the years.

The directors elected at the Annual Meeting will hold office until the 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy form intend to vote the proxies held by them for the election of the nine nominees named below. The proxies cannot be voted for more than nine candidates for director. The Board has no reason to believe that any of the nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any nominee or nominees, a proxy with a vote for such nominee or nominees will be voted for such other person or persons as the Board may recommend unless the Board, in response to the death or unavailability, chooses to reduce the number of directors.

PROPOSAL 1: To elect Cynthia L. Feldmann, Jacqueline B. Kosecoff, Raymond A. Lancaster, Kevin M. McMullen, J. B. Richey, Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood as directors for terms expiring at the 2008 Annual Meeting of Shareholders.

Ms. Feldmann, Drs. Kosecoff, Sohi and Wood and Messrs. Lancaster, McMullen, Richey, Wareham and Wilson were all last elected as directors by the shareholders at the 2006 Annual Meeting for terms expiring at the 2007 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF CYNTHIA L. FELDMANN, JACQUELINE B. KOSECOFF, RAYMOND A. LANCASTER, KEVIN M. MCMULLEN, J. B. RICHEY, MOHSEN M. SOHI, JOHN P. WAREHAM, LOYAL W. WILSON AND MICHAEL B. WOOD.

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NOMINEES FOR ELECTION AS DIRECTORS

As to all the nominees, the following provides their age, the year in which each became a director of the Company, their principal occupations and employment, and their directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934.

Cynthia L. Feldmann, age 54, director since March 2005. Ms. Feldmann has served as President and Founder of Jetty Lane Associates, a consulting firm, since December 2005. Previously, Ms. Feldmann served as the Life Sciences Business Development Officer for the Boston law firm Palmer & Dodge, LLP from November 2003 to September 2005 and was with the global accounting firm, KPMG LLP, from July 1994 to September 2002, holding various leadership roles in the firm’s Medical Technology and Health Care & Life Sciences industry groups, including Partner, Northeast Regional Relationships. Prior to that, she spent 19 years with the accounting firm Coopers & Lybrand (now PricewaterhouseCoopers), ultimately as National Partner-in-Charge of its Life Sciences practice. Ms. Feldmann is a director of Hanger Orthopedic Group, Inc. and Hayes Lemmerz International, Inc

Jacqueline B. Kosecoff, age 58, director since October 2003. Dr. Kosecoff has served as Chief Executive Officer of Ovations Pharmacy Solutions, a UnitedHealth Group Company, since December 2005. From July 2002 to December 2005, Dr. Kosecoff served as Executive Vice President, Specialty Companies, of PacifiCare Health Systems, Inc., one of the nation’s largest consumer health organizations. From 1998 to July 2002, Dr. Kosecoff was President and Founder of Protocare, Inc., a firm involved in the development and testing of drugs, devices, biopharmaceutical and nutritional products, and consulting and analytic services. Dr. Kosecoff is a director of Sealed Air Corporation.

Raymond A. Lancaster, age 61, director since 1988. Mr. Lancaster has served as Managing Director of South Franklin Street Partners (formerly known as Candlewood Partners, LLC), an investment banking firm specializing in employee stock ownership plans and restructurings, since 2002. During 2001, Mr. Lancaster was a self-employed consultant specializing in leveraged buyouts of manufacturing companies. From January 1995 to December 2000, Mr. Lancaster held the position of Managing Partner of Kirtland Capital Partners II L.P., a middle market leveraged buyout partnership.

Kevin M. McMullen, age 46, director since July 2000. Mr. McMullen is Chairman of the Board, Chief Executive Officer, and President of OMNOVA Solutions Inc., a major innovator of decorative and functional surfaces, emulsion polymers, and specialty chemicals. Mr. McMullen was Vice President of GenCorp Inc., a technology-based manufacturer with leading positions in the aerospace and defense, polymer products, and automotive industries, and President of GenCorp’s Decorative & Building Products business unit from September 1996 until GenCorp’s spin-off of OMNOVA in October 1999. Mr. McMullen was Vice President of OMNOVA and President of its Decorative & Building Products unit from September 1999 until January 2000, was President and Chief Operating Officer of OMNOVA from January to December 2000, became Chief Executive Officer and President of OMNOVA in December 2000, and became Chairman of the Board of OMNOVA in February 2001. Before joining GenCorp, Mr. McMullen held the position of General Manager of the Commercial & Industrial Lighting business of General Electric Corporation, a diversified services, technology, and manufacturing company, from 1993 to 1996.

J. B. Richey, age 70, director since 1987. Mr. Richey has been Senior Vice President of Invacare Corporation, a leading provider of home healthcare medical equipment, since 1984. Mr. Richey is a director of Invacare Corporation.

Mohsen M. Sohi, age 48, director since July 2005. Dr. Sohi has served as President and Chief Executive Officer of Freudenberg-NOK General Partnership, a joint venture between Freudenberg & Co. of Germany and NOK Corp. of Japan, since March 2003. Freudenberg-NOK is a supplier of sealing, noise and vibration control products to automotive and other industries. From January 2001 to March 2003, Dr. Sohi was with NCR Corporation, a leading global technology company, most recently as the Senior Vice President, Retail Solutions Division. Before serving with NCR, Dr. Sohi spent more than 14 years at Honeywell International Inc. and its pre-merger constituent, Allied Signal, Inc., providers of aerospace, automation & control solutions, specialty materials and transportation systems, serving from July 2000 to January 2001 as President, Honeywell Electronic Materials. Dr. Sohi is a director of Hayes Lemmerz International, Inc. and Harris Stratex Networks, Inc.

John P. Wareham, age 65, director since November 2000. Mr. Wareham was appointed Chairman of the Board of Directors of STERIS in May 2005. In April 2005, Mr. Wareham retired as Chairman of the Board and Chief Executive Office of Beckman Coulter, Inc., a leading provider of laboratory systems and complementary products used in biomedical analysis. Mr. Wareham became Chief Executive Officer of Beckman Coulter in September 1998 and was named Chairman in February 1999. Prior to these appointments, Mr. Wareham served as President and Chief Operating

3

Officer of Beckman Coulter, a position he assumed in 1993. Mr. Wareham is a director of Greatbatch Technologies, Inc. and ResMed Inc.

Loyal W. Wilson, age 59, director since 1987. Mr. Wilson has been a Managing Director of Primus Venture Partners, Inc., a private equity investment and management firm, since 1993. He has been a Managing Partner of Primus Venture Partners, L.P. since 1983.

Michael B. Wood, age 63, director since October 2004. Dr. Wood has served as a consultant physician at the Mayo Clinic in Jacksonville, Florida since August 2004, and also serves as a Professor of Orthopedics at the Mayo Clinic College of Medicine. Previously, Dr. Wood served from June 2004 to August 2004 as a staff orthopedic surgeon at Luther-Midelfort Clinic in Eau Claire, Wisconsin. Previously, Dr. Wood held positions of increasing responsibility within the Mayo Foundation, culminating in his service as President and Chief Executive Officer from January 1999 to February 2003 and President Emeritus until February 2004. The Mayo Foundation is a charitable, not-for-profit organization based in Rochester, Minnesota, and is the parent corporate entity of the Mayo Clinics in Minnesota, Florida and Arizona. Dr. Wood is a director of Cubist Pharmaceuticals, Inc.

PROPOSAL 2 – APPROVAL OF AMENDMENTS TO COMPANY’S AMENDED AND

RESTATED CODE OF REGULATIONS

The Board of Directors has considered and recommends that STERIS’s shareholders approve certain amendments to the Company’s Amended and Restated Code of Regulations relating to a new New York Stock Exchange (“NYSE”) requirement concerning uncertificated shares that will become effective January 1, 2008. The Board believes that the amendments are necessary to make it clear that the Company may provide for uncertificated shares in conformity with the new NYSE requirement.

PROPOSAL 2: To amend and restate Article VII of the Company’s Amended and Restated Code of Regulations.

The Board of Directors has considered and recommends that the shareholders approve the amendment and restatement of Article VII of the Company’s Amended and Restated Code of Regulations to add provisions relating to the NYSE requirements concerning uncertificated shares, including provisions making it clear that the Company may issue uncertificated shares and that such shares may be transferred. Beginning January 1, 2008, the NYSE is requiring that all listed companies allow for uncertificated shares. The existing Amended and Restated Code of Regulations does not specifically provide for uncertificated shares or the transfer thereof although uncertificated shares are allowed under Ohio law. The amendments will expressly permit issuance of uncertificated shares and the transfer of such shares, on such terms as the Board deems appropriate. Shareholders will be entitled to hold their shares in certificated form if they prefer.

The foregoing summary of the proposed amendments is qualified in its entirety by reference to the amendments and is to be interpreted solely in accordance with the amendments contained in amended and restated Article VII of the Company’s Amended and Restated Code of Regulations. A copy of proposed amended and restated Article VII is attached to this Proxy Statement as Annex A-1. A copy of a blackline version of current Article VII showing the changes made by the proposed amendments is attached to this Proxy Statement as Annex A-2.

Approval of Proposal 2 will require the affirmative vote of the holders of a majority of the Common Shares represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE STERIS CORPORATION AMENDED AND RESTATED CODE OF REGULATIONS.

4

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has been reappointed as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008 by the Audit and Financial Policy Committee of the Board, subject to shareholder ratification. The Board recommends that the shareholders ratify this appointment.

PROPOSAL 3: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

Approval of Proposal 3 will require the affirmative vote of the holders of a majority of the Common Shares represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

*******************************************************************************************************

UNLESS OTHERWISE SPECIFIED, THE PROXY HOLDERS WILL VOTE FOR PROPOSALS 1, 2 AND 3.

*******************************************************************************************************

VOTING ON OTHER MATTERS

The Company has no knowledge of any other matters to be presented for vote to the shareholders at the Annual Meeting. In the event other matters do properly come before the meeting, the persons named in the proxy will vote in accordance with their judgment on such matters.

[Remainder of the information regarding Board of Directors Information,

Executive Compensation, Non-Employee Director Compensation, Ownership of Voting Securities,

etc., will be included in the Company’s Definitive Proxy Statement.]

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ANNEX A-1

ARTICLE VII

SHARES

Section 1. Form of Certificates and Signatures. Each holder of shares shall be entitled to one or more certificates, signed by the Chairman of the Board, the President, or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer of the corporation, which shall certify the number and class of shares held by the shareholder in the corporation, but no certificate for shares shall be executed or delivered until the shares are fully paid. When a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any officer of the corporation may be facsimile, engraved, stamped, or printed. Although any officer of the corporation whose manual or facsimile signature is affixed to a certificate ceases to be that officer before the certificate is delivered, the certificate nevertheless shall be effective in all respects when delivered. Notwithstanding anything to the contrary in the foregoing, the Board of Directors may provide by resolution or resolutions that some or all of any or all classes and series of shares may be uncertificated, except that any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.

Section 2. Transfer of Shares. The Board of Directors shall have authority to make such rules and regulations as it deems appropriate concerning the issuance, transfer and registration of shares and may appoint or revoke the appointment of transfer agents and registrars for shares.

Section 3. Lost, Stolen, or Destroyed Certificates. The corporation may issue a new certificate for shares in place of any certificate theretofore issued by it and alleged to have been lost, stolen, or destroyed; the Board of Directors may, however, in its discretion, require the owner, or the owner’s legal representatives, to give the corporation a bond containing such terms as the Board of Directors may require to protect the corporation or any person injured by the execution and delivery of a new certificate.

A-1-1

ANNEX A-2

ARTICLE VII

~~CERTIFICATES FOR~~ SHARES

Section 1. Form of Certificates and Signatures. Each holder of shares shall be entitled to one or more certificates, signed by the Chairman of the Board, the President, or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer of the corporation, which shall certify the number and class of shares held by the shareholder in the corporation, but no certificate for shares shall be executed or delivered until the shares are fully paid. When a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any officer of the corporation may be facsimile, engraved, stamped, or printed. Although any officer of the corporation whose manual or facsimile signature is affixed to a certificate ceases to be that officer before the certificate is delivered, the certificate nevertheless shall be effective in all respects when delivered. Notwithstanding anything to the contrary in the foregoing, the Board of Directors may provide by resolution or resolutions that some or all of any or all classes and series of shares may be uncertificated, except that any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.

~~Section 2. Transfer of Shares. Shares of the corporation shall be transferable upon the books of the corporation by the holders thereof, in person, or by a duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares of the same class or series, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures to such assignment and power of transfer as the corporation or its agents may reasonably require.~~

Section 2. Transfer of Shares. The Board of Directors shall have authority to make such rules and regulations as it deems appropriate concerning the issuance, transfer and registration of shares and may appoint or revoke the appointment of transfer agents and registrars for shares.

Section 3. Lost, Stolen, or Destroyed Certificates. The corporation may issue a new certificate for shares in place of any certificate theretofore issued by it and alleged to have been lost, stolen, or destroyed; the Board of Directors may, however, in its discretion, require the owner, or the owner’s legal representatives, to give the corporation a bond containing such terms as the Board of Directors may require to protect the corporation or any person injured by the execution and delivery of a new certificate.

~~Section 4. Transfer Agent and Registrar. The Board of Directors may appoint, or revoke the appointment of, transfer agents and registrars and may require all certificates for shares to bear the signatures of the transfer agents and registrars, or any of them.~~

A-2-1

PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY FORM PROMPTLY USING

THE ENCLOSED ENVELOPE.

Ú            FOLD AND DETACH HERE            Ú

PROXY

PROXY

STERIS CORPORATION

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2007

This Proxy is solicited by the Board of Directors

At the Annual Meeting of Shareholders of the Company to be held on July 26, 2007, and at any adjournment thereof, John P. Wareham, Michael J. Tokich, Mark McGinley and Dennis Patton, and each of them, with full power of substitution in each (the “Proxies”), are hereby authorized to represent me and to vote my shares on the following Proposals:

1.	Electing directors to serve for a one-year term of office expiring at the Company’s 2008 Annual Meeting of Shareholders. The nominees for the Board of Directors are: Cynthia L. Feldmann, Jacqueline B. Kosecoff, Raymond A. Lancaster, Kevin M. McMullen, J. B. Richey, Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood.

2.	Approving certain amendments to the Company’s Amended and Restated Code of Regulations relating to the new NYSE requirement regarding uncertificated shares.

3.	Ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

The Board of Directors recommends votes FOR the election of the nominees listed above, FOR the approval of the amendments to the Company’s Amended and Restated Code of Regulations, and FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

Unless otherwise specified, this Proxy will be voted FOR the election of the nominees listed above, FOR the approval of the amendments to the Company’s Amended and Restated Code of Regulations, and FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008. SEE REVERSE SIDE.

(change of address)

(If you have written in the above space, please mark the corresponding box on the reverse side.)

PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY FORM PROMPTLY USING THE

ENCLOSED ENVELOPE.

Ú            FOLD AND DETACH HERE            Ú

STERIS CORPORATION

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. ☒

1.	Election of Directors Director Nominees: ______________	For All	Withheld All	For All Except:
		☐	☐	☐

Cynthia L. Feldmann, Jacqueline B. Kosecoff, Raymond A. Lancaster, Kevin M. McMullen, J. B. Richey, Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood.

The Board of Directors recommends a vote FOR all the above nominees.

______________________ Nominee Exception(s):

2.

Approval of certain amendments to the Company’s Amended and Restated Code of Regulations relating to the new NYSE requirement regarding uncertificated shares.

The Board of Directors recommends a vote FOR Proposal 2.

		For	Against	Abstain

		☐	☐	☐

3.

Ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

The Board of Directors recommends a vote FOR Proposal 3.

		For	Against	Abstain

		☐	☐	☐

I Will Attend Meeting ☐ Change of Address ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof and matters incident to the conduct of the meeting.
Date: , 2007

Signature(s)

Signature(s)

NOTE: Please sign exactly as name appears in the area to the left. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PLEASE VOTE, SIGN, DATE, AND RETURN THIS DIRECTION FORM PROMPTLY

USING THE ENCLOSED ENVELOPE.

Ú            FOLD AND DETACH HERE            Ú

DIRECTION FORM

STERIS CORPORATION

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2007

Instructions for Voting Shares Held by Delaware Charter Guarantee & Trust Company d.b.a. Principal Trust Company, Trustee under the STERIS Corporation 401(k) Plan and Trust (the “Plan”)

Pursuant to the Plan, I hereby direct Delaware Charter Guarantee & Trust Company d.b.a. Principal Trust Company, as Trustee, to vote in person or by proxy all Common Shares of the Company credited to my stock fund account under the Plan at the Annual Meeting of Shareholders of the Company to be held on July 26, 2007, and at any adjournment thereof, as specified, on all matters coming before said meeting, including:

1.	Electing directors to serve for a one-year term of office expiring at the Company’s 2008 Annual Meeting of Shareholders. The nominees for the Board of Directors are: Cynthia L. Feldmann, Jacqueline B. Kosecoff, Raymond A. Lancaster, Kevin M. McMullen, J.B. Richey, Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood.

2.	Approving certain amendments to the Company’s Amended and Restated Code of Regulations relating to the new NYSE requirement regarding uncertificated shares.

3.	Ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

The Board of Directors recommends votes FOR the election of the nominees listed above, FOR the approval of amendments to the Company’s Amended and Restated Code of Regulations, and FOR the ratification of the Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending March 31, 2008.

IF THE TRUSTEE DOES NOT RECEIVE YOUR INSTRUCTIONS FOR VOTING, IT WILL VOTE THE SHARES CREDITED TO YOUR STOCK FUND ACCOUNT IN THE SAME PROPORTION AS IT VOTES THOSE SHARES WITH RESPECT TO WHICH IT DOES RECEIVE VOTING INSTRUCTIONS REGARDING THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, THE APPROVAL OF AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED CODE OF REGULATIONS, THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2008 AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SEE REVERSE SIDE.

DIRECTION FORMS MUST ARRIVE AT THE OFFICES OF NATIONAL CITY BANK, THE TABULATING AGENT, NO LATER THAN 5:00 P.M., EASTERN DAYLIGHT-SAVING TIME, ON JULY 19, 2007, FOR TABULATION.

PLEASE VOTE, SIGN, DATE, AND RETURN THIS DIRECTION FORM PROMPTLY USING THE

ENCLOSED ENVELOPE.

Ú             FOLD AND DETACH HERE            Ú

STERIS CORPORATION

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK

ONLY.    ☒

1.	Election of Directors Director Nominees:	For All	Withheld All	For All Except:
		☐	☐	☐

Cynthia L. Feldmann, Jacqueline B. Kosecoff, Raymond A. Lancaster, Kevin M. McMullen, J.B. Richey, Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood.

The Board of Directors recommends a vote FOR all the above nominees.

__________________________ Nominee Exception(s):

2.

Approval of certain amendments to the Company’s Amended and Restated Code of Regulations relating to the new NYSE requirement regarding uncertificated shares.

The Board of Directors recommends a vote FOR Proposal 2.

		For	Against	Abstain
		☐	☐	☐

3.	Ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.	For	Against	Abstain
		☐	☐	☐
The Board of Directors recommends a vote FOR Proposal 3.

I Will Attend Meeting  ☐

In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof and matters incident to the conduct of the meeting.

Date:                     , 2007

___________________________________

Signature(s)

___________________________________

Signature(s)

NOTE: Please sign exactly as name appears in the area to the left. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.